UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2009

SPECTRUM GROUP INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11988	22-2365834
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)
18061 Fitch Irvine, CA 92614
(Address of Principal Executive Offices) (Zip Code)

949-955-1250
(Registrant’s telephone number, including area code)

ESCALA GROUP, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 21, 2009, Escala Group, Inc. (the “Company”) and Spectrum Group International, Inc., a wholly-owned subsidiary of the Company (“SGI”), entered into a Merger Agreement (the “Merger Agreement”), pursuant to which, and effective as of May 21, 2009, among other things, SGI merged with and into the Company, with the Company continuing as the surviving corporation, as provided under Section 253 of the Delaware General Corporation Law (the “Merger”). Pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, the name of the Company was changed to “Spectrum Group International, Inc.”  The sole purpose of the Merger was to enable the Company to effect the foregoing name change.

The foregoing discussion is qualified by reference to the full text of the Merger Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2009, Irving Kagan resigned from the Company’s Board of Directors (the “Board”), effective immediately. Mr. Kagan had served as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Also on May 19, 2009, the Board appointed Jeffrey D. Benjamin to fill a vacancy on the Board, effective immediately. Mr. Benjamin was also appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Benjamin will serve as a Class C director, and, together with the Company’s other directors, is expected to be a nominee for re-election at the Company’s next annual meeting of stockholders.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2009, pursuant to the Certificate of Ownership and Merger (the “Merger Certificate”) filed by the Company with the Secretary of State of the State of Delaware in connection with the Merger described under Item 1.01 above, which is incorporated into this Item 5.03 by reference, the Company’s Certificate of Incorporation was amended to change the Company’s name to “Spectrum Group International, Inc.”

The foregoing discussion is qualified by reference to the full text of the Merger Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.05     Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 19, 2009, the Board adopted an amendment to the Company’s Code of Business Conduct and Ethics (the “Code”). As amended, the Code requires each director, executive officer and other employee of the Company to certify his or her understanding of, and compliance with, the terms of the Code by signing the sheet at the back of the Code and returning it to the Company’s General Counsel in a timely manner. Previously, this requirement applied only to the Company’s directors and executive officers, and not its other employees.

Item 8.01     Other Events.

On May 22, 2009, the Company issued a press release announcing, among other things, the Merger and the change of its corporate name, as well as the resignation of Mr. Kagan from the Board and the election of Mr. Benjamin to the Board. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(c)       Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, dated May 21, 2009.
10.1	Merger Agreement, dated as of May 21, 2009, by and between Escala Group, Inc. and Spectrum Group International, Inc.
99.1	Press Release issued by the Company on May 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2009

SPECTRUM GROUP INTERNATIONAL, INC.

	By:	/s/ Carol Meltzer
	Name:	Carol Meltzer
	Title:	Executive Vice President, Chief
Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, dated May 21, 2009.
10.1	Merger Agreement, dated as of May 21, 2009, by and between Escala Group, Inc. and Spectrum Group International, Inc.
99.1	Press Release issued by the Company on May 22, 2009.